UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-09833
Investment Grade Income Portfolio
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
December 31
Date of Fiscal Year End
December 31, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Investment Grade Income Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS

Corporate Bonds — 40.0%

	Principal
	Amount
Security	(000’s omitted)	Value

Banks — 7.6%

Ally Financial, Inc., 8.00%, 11/1/31	$450	$487,125
American Express Co., 6.80% to 9/1/16, 9/1/36, 9/1/66(1)(2)	580	578,550
American Express Co., 8.125%, 5/20/19	890	1,109,105
Bank of America Corp., 5.65%, 5/1/18	580	593,511
Citigroup Capital XXI, 8.30% to 12/21/37, 12/21/57, 12/21/77(1)(2)	330	344,850
Citigroup, Inc., 5.00%, 9/15/14	280	289,897
Citigroup, Inc., 5.85%, 8/2/16(3)	745	800,499
Citigroup, Inc., 8.50%, 5/22/19	185	230,026
Credit Suisse/New York, 6.00%, 2/15/18	1,240	1,331,575
Discover Bank, 7.00%, 4/15/20	430	463,063
Fifth Third Capital Trust IV, 6.50% to 4/15/17, 4/15/37, 4/15/67(1)(2)(3)	500	478,750
HSBC Finance Corp., 5.50%, 1/19/16	755	821,075
KeyCorp, MTN, 3.75%, 8/13/15	485	487,110
Macquarie Group, Ltd., 6.00%, 1/14/20(3)(4)	180	181,017
Manufacturers & Traders Trust Co., 5.629% to 12/1/16, 12/1/21(2)	400	376,979
Merrill Lynch & Co., 5.70%, 5/2/17	580	582,714
Morgan Stanley, MTN, 6.625%, 4/1/18	1,110	1,205,835
Northgroup Preferred Capital Corp., 6.378% to 10/15/12, 10/15/17, 1/29/49(1)(2)(4)	600	555,154

		$10,916,835

Beverages — 1.1%

Anheuser-Busch Cos., Inc., 5.50%, 1/15/18	$175	$192,416
Anheuser-Busch Cos., Inc., 6.45%, 9/1/37	615	706,105
Brown-Forman Corp., 2.50%, 1/15/16	705	699,030

		$1,597,551

Biotechnology — 0.4%

Bio-Rad Laboratories, Inc., 8.00%, 9/15/16	$560	$610,400

		$610,400

Broadcasting and Cable — 1.6%

Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22	$680	$942,693
Time Warner Cable, Inc., 8.75%, 2/14/19	540	688,182
Time Warner, Inc., 5.875%, 11/15/16	620	700,682

		$2,331,557

Building Materials — 0.4%

Masco Corp., 7.125%, 3/15/20(3)	$550	$576,341

		$576,341

Chemicals — 0.5%

E.I. Du Pont de Nemours & Co., 4.75%, 3/15/15	$650	$711,498

		$711,498

Commercial Services — 1.2%

Hillenbrand, Inc., 5.50%, 7/15/20	$400	$399,260
Waste Management, Inc., 7.375%, 3/11/19(3)	260	315,126
Waste Management, Inc., 7.75%, 5/15/32	310	383,235
Western Union Co. (The), 6.20%, 11/17/36(3)	700	694,144

		$1,791,765

Communications Services — 2.0%

British Telecommunications PLC, 5.95%, 1/15/18	$510	$559,013
Crown Castle International Corp., 9.00%, 1/15/15	270	299,025
Qwest Corp., 7.625%, 6/15/15	640	724,800
Telefonica Emisiones SAU, 4.949%, 1/15/15	610	632,342
Verizon Global Funding Corp., 6.875%, 6/15/12	560	607,118

		$2,822,298

Computers — 0.2%

Brocade Communications Systems, Inc., 6.625%, 1/15/18	$300	$317,250

		$317,250

Diversified Manufacturing — 1.5%

Ingersoll-Rand Co., MTN, 6.015%, 2/15/28	$1,310	$1,416,580
Tyco Electronics Group SA, 6.55%, 10/1/17	620	705,552

		$2,122,132

Drugs — 0.6%

Abbott Laboratories, 6.00%, 4/1/39	$420	$475,856
Merck & Co., Inc., MTN, 5.76%, 5/3/37	335	388,389

		$864,245

Electric Utilities — 0.5%

PPL Energy Supply, LLC, 6.50%, 5/1/18	$650	$724,790

		$724,790

See notes to financial statements

Investment Grade Income Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Electrical and Electronic Equipment — 0.9%

Amphenol Corp., 4.75%, 11/15/14	$700	$748,483
Jabil Circuit, Inc., 5.625%, 12/15/20	500	493,750

		$1,242,233

Energy — 2.9%

Apache Corp., 5.25%, 4/15/13	$635	$691,309
Cameron International Corp., 6.375%, 7/15/18(3)	635	705,324
Marathon Oil Corp., 6.50%, 2/15/14	670	754,771
Petrobras International Finance Co., 7.875%, 3/15/19	570	676,687
Rowan Cos., Inc., 5.00%, 9/1/17	650	656,579
Total Capital SA, 3.00%, 6/24/15	675	689,875

		$4,174,545

Financial Services — 2.1%

Capital One Bank USA NA, 8.80%, 7/15/19	$615	$757,659
General Electric Capital Corp., 5.625%, 5/1/18	1,500	1,638,242
Goldman Sachs Group, Inc., 6.15%, 4/1/18	530	584,492

		$2,980,393

Foods — 0.9%

Corn Products International, Inc., 3.20%, 11/1/15	$205	$205,852
Kraft Foods, Inc., 5.375%, 2/10/20	510	549,891
Kraft Foods, Inc., 6.50%, 2/9/40	120	134,941
Ralcorp Holdings, Inc., 4.95%, 8/15/20	365	364,286

		$1,254,970

Foods-Retail — 1.0%

Kroger Co. (The), 6.40%, 8/15/17(3)	$620	$712,834
Safeway, Inc., 6.25%, 3/15/14(3)	630	700,395

		$1,413,229

Health Services — 0.7%

McKesson Corp., 6.50%, 2/15/14	$340	$382,255
Quest Diagnostics, Inc., 5.45%, 11/1/15	640	689,428

		$1,071,683

Insurance — 1.5%

Lincoln National Corp., 4.30%, 6/15/15(3)	$465	$479,495
Prudential Financial, Inc., MTN, 6.00%, 12/1/17(3)	605	672,573
The Travelers Cos., Inc., 5.80%, 5/15/18	875	981,701

		$2,133,769

Lodging and Gaming — 0.9%

International Game Technology, 7.50%, 6/15/19(3)	$600	$676,472
Penn National Gaming, Inc., 8.75%, 8/15/19(3)	540	598,050

		$1,274,522

Media — 0.5%

Walt Disney Co. (The), 5.50%, 3/15/19(3)	$600	$682,366

		$682,366

Mining — 0.5%

Rio Tinto Finance USA, Ltd., 9.00%, 5/1/19	$510	$686,026

		$686,026

Oil and Gas-Equipment and Services — 0.5%

Weatherford International, Inc., 6.35%, 6/15/17(3)	$630	$700,072

		$700,072

Pipelines — 1.7%

Enbridge Energy Partners, LP, 8.05% to 10/1/17, 10/1/37, 10/1/77(1)(2)(3)	$745	$767,104
Energy Transfer Partners, LP, 5.95%, 2/1/15	520	570,916
Enterprise Products Operating, LLC, 7.00% to 6/1/17, 6/1/67(2)	500	494,835
Kinder Morgan Energy Partners, LP, 5.85%, 9/15/12	640	686,521

		$2,519,376

Real Estate Investment Trusts (REITs) — 1.4%

AvalonBay Communities, Inc., MTN, 5.70%, 3/15/17(3)	$500	$551,819
Boston Properties, LP, 5.625%, 11/15/20	475	506,469
Developers Diversified Realty Corp., 7.50%, 4/1/17(3)	330	369,104
Vornado Realty, LP, 4.25%, 4/1/15	605	611,338

		$2,038,730

Retail-Specialty and Apparel — 3.3%

AutoZone, Inc., 4.00%, 11/15/20	$750	$709,772
Home Depot, Inc., 5.875%, 12/16/36	730	761,875
Kohl’s Corp., 6.25%, 12/15/17	600	693,245
Limited Brands, Inc., 8.50%, 6/15/19(3)	250	286,875
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16	650	697,125
Staples, Inc., 9.75%, 1/15/14	520	630,587
Target Corp., 6.00%, 1/15/18	600	695,649
Toys “R” Us, 10.75%, 7/15/17	250	286,250

		$4,761,378

See notes to financial statements

Investment Grade Income Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Tobacco — 0.7%

Philip Morris International, Inc., 5.65%, 5/16/18(3)	$870	$982,355

		$982,355

Toys, Games & Hobbies — 0.5%

Hasbro, Inc., 6.35%, 3/15/40	$735	$746,214

		$746,214

Transportation — 1.4%

AWAS Aviation Capital, Ltd., 7.00%, 10/15/16(4)	$600	$597,750
Ryder System, Inc., MTN, 7.20%, 9/1/15	660	757,711
Southwest Airlines Co., 5.125%, 3/1/17	730	733,663

		$2,089,124

Utilities — 1.0%

Georgia Power Co., 5.70%, 6/1/17(3)	$655	$740,716
Southern California Edison Co., 4.15%, 9/15/14	150	160,839
Southern California Edison Co., 6.05%, 3/15/39	490	546,833

		$1,448,388

Total Corporate Bonds
(identified cost $55,035,194)		$57,586,035

Agency Mortgage-Backed Securities — 19.6%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
Gold Pool #B10129, 3.50%, 10/1/18	$409	$418,507
Gold Pool #G04309, 5.50%, 5/1/38	4,528	4,818,408
Gold Pool #G18176, 5.00%, 4/1/22	1,574	1,669,542
Pool #C03517, 4.50%, 9/1/40	2,356	2,416,894
Pool #G08348, 5.00%, 6/1/39	1,227	1,288,222

		$10,611,573

Federal National Mortgage Association:
Pool #256673, 5.50%, 4/1/37	$3,236	$3,461,291
Pool #257169, 4.50%, 3/1/38	2,516	2,586,044
Pool #889040, 5.00%, 6/1/37	1,869	1,966,608
Pool #918109, 5.00%, 5/1/37	3,799	3,996,334
Pool #929009, 6.00%, 1/1/38	2,490	2,704,024
Pool #AB1652, 3.50%, 10/1/40	1,267	1,211,214
Pool #AE7535, 4.00%, 10/1/40	1,459	1,452,970

		$17,378,485

Government National Mortgage Association,
Pool #781412, 6.50%, 2/15/17	$219	$238,002

		$238,002

Total Agency Mortgage-Backed Securities
(identified cost $26,711,094)		$28,228,060

Commercial Mortgage-Backed Securities — 13.8%

	Principal
	Amount
Security	(000’s omitted)	Value

BACM, Series 2004-1, Class A4,
4.76%, 11/10/39	$500	$525,287
BACM, Series 2004-6, Class A5,
4.811%, 12/10/42	460	482,545
BSCMS, Series 2002-TOP8, Class A2,
4.83%, 8/15/38	310	323,412
BSCMS, Series 2004-PWR3, Class A4,
4.715%, 2/11/41	400	422,357
BSCMS, Series 2004-T14, Class A4,
5.20%, 1/12/41(5)	381	407,827
CGCMT, Series 2004-C1, Class A3,
5.251%, 4/15/40(5)	407	423,494
CGCMT, Series 2004-C1, Class A4,
5.374%, 4/15/40(5)	400	429,869
CSFB, Series 2003-C3, Class A5,
3.936%, 5/15/38	350	363,341
CSFB, Series 2004-C1, Class A4,
4.75%, 1/15/37(5)	450	471,759
CSFB, Series 2004-C2, Class A2,
5.416%, 5/15/36(5)	505	538,842
CSFB, Series 2004-C3, Class A5,
5.113%, 7/15/36(5)	615	652,095
CSFB, Series 2005-C1, Class A4,
5.014%, 2/15/38(5)	470	499,880
ESAT, Series 2010-ESHA, Class C,
4.86%, 11/5/27(4)	500	490,901
GECMC, Series 2002-2A, Class A2,
4.97%, 8/11/36	303	311,465
GECMC, Series 2002-3A, Class A1,
4.229%, 12/10/37	51	51,510
GECMC, Series 2004-C1, Class A3,
4.596%, 11/10/38	350	366,154
GECMC, Series 2004-C2, Class A4,
4.893%, 3/10/40(5)	400	423,245
GECMC, Series 2004-C3, Class A4,
5.189%, 7/10/39(5)	600	637,955
JPMCC, Series 2003-C1, Class A2,
4.985%, 1/12/37	380	400,671

See notes to financial statements

Investment Grade Income Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

JPMCC, Series 2003-CB7, Class A4,
4.879%, 1/12/38(5)	$425	$450,566
JPMCC, Series 2004-CBX, Class A4,
4.529%, 1/12/37	350	355,871
JPMCC, Series 2005-LDP1, Class A3,
4.865%, 3/15/46	300	313,269
JPMCC, Series 2010-C2, Class C,
5.530%, 11/15/43(4)	500	469,128
LB-UBS, Series 2002-C4, Class A3,
4.071%, 9/15/26	99	100,821
LB-UBS, Series 2004-C8, Class A3,
4.435%, 12/15/29	910	920,752
MLMT, Series 2003-KEY1, Class A4,
5.236%, 11/12/35(5)	440	466,727
MLMT, Series 2005-MCP1, Class AM,
4.805%, 6/12/43(5)	1,225	1,251,377
MSC, Series 2003-IQ4, Class A2,
4.07%, 5/15/40	355	368,377
MSC, Series 2003-IQ6, Class A4,
4.97%, 12/15/41	470	501,171
MSC, Series 2004-IQ8, Class A5,
5.11%, 6/15/40(5)	380	402,229
NCUA Guaranteed Notes, Series 2010-C1, Class A1,
1.60%, 10/29/20	787	772,062
NCUA Guaranteed Notes, Series 2010-R1, Class 2A,
1.84%, 10/7/20	482	478,968
NCUA Guaranteed Notes, Series 2010-R3, Class 3A,
2.40%, 12/8/20	520	512,850
RBSCF, Series 2010-MB1, Class C,
4.666%, 4/15/15(4)(5)	325	329,051
VNO, Series 2010-VNO, Class C,
5.28%, 9/13/20(4)	600	589,722
WBCMT, Series 2003-C4, Class A2,
4.566%, 4/15/35	640	673,072
WBCMT, Series 2004-C10, Class A4,
4.748%, 2/15/41	450	473,830
WBCMT, Series 2004-C12, Class A4,
5.305%, 7/15/41(5)	585	630,579
WBCMT, Series 2004-C14, Class A2,
4.368%, 8/15/41	392	404,337
WBCMT, Series 2005-C17, Class A4,
5.083%, 3/15/42(5)	610	649,030
WFCMT, Series 2010-C1, Class C,
5.589%, 10/15/57(4)	500	490,321

Total Commercial Mortgage-Backed Securities
(identified cost $19,004,966)		$19,826,719

Asset-Backed Securities — 1.5%

	Principal
	Amount
Security	(000’s omitted)	Value

AESOP, Series 2010-3A, Class B, 6.74%, 5/20/16(4)	$850	$881,835
HAROT, Series 2008-1, Class A4, 4.88%, 9/18/14	600	613,958
HART, Series 2008-A, Class A4, 5.48%, 11/17/14	600	641,419

Total Asset-Backed Securities
(identified cost $2,049,782)		$2,137,212

U.S. Treasury Obligations — 18.0%

	Principal
	Amount
Security	(000’s omitted)	Value

U.S. Treasury Bond, 2.625%, 8/15/20	$20,000	$18,964,060
U.S. Treasury Bond, 6.375%, 8/15/27	260	334,628
U.S. Treasury Bond, 6.875%, 8/15/25	915	1,223,241
U.S. Treasury Note, 4.50%, 2/28/11	5,460	5,497,324

Total U.S. Treasury Obligations
(identified cost $27,011,852)		$26,019,253

Taxable Municipal Securities — 0.3%

	Principal
	Amount
Security	(000’s omitted)	Value

General Obligations — 0.3%

Dallas County, Hospital District, (Build America Bonds), 4.948%, 8/15/20	$395	$412,969

Total Taxable Municipal Securities
(identified cost $395,000)		$412,969

Preferred Securities — 3.1%

Security	Shares	Value

Commercial Banks — 2.0%

Bank of America Corp., 8.125%(3)(6)	$6,500	$662,739
Barclays Bank PLC, 7.434%(4)(6)	7,000	693,681
JPMorgan Chase & Co., 7.90%(6)	6,500	702,159
KeyCorp Capital X, 8.00%	5,000	127,100
Wells Fargo & Co., 7.98%(6)	6,500	704,475

		$2,890,154

See notes to financial statements

Investment Grade Income Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Diversified Financial Services — 0.6%

PPTT, 2006-A GS, Class A, 5.991%(4)	$8,000	$806,811

		$806,811

Insurance — 0.5%

RAM Holdings, Ltd., Series A, 7.50%(6)(7)	$2,000	$800,125

		$800,125

Total Preferred Securities
(identified cost $5,639,254)		$4,497,090

Interest Rate Swaptions — 1.3%

	Expiration	Notional
Description	Date	Amount	Value

Options to receive 3-month USD-LIBOR-BBA Rate and pay 3.347%	9/6/12	$20,000,000	$1,781,420
Options to receive 3-month USD-LIBOR-BBA Rate and pay 4.912%	12/29/11	9,000,000	116,550

Total Interest Rate Swaptions
(identified cost $1,527,100)			$1,897,970

Short-Term Investments — 7.8%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(8)(9)	$2,244	$2,244,196
Eaton Vance Cash Collateral Fund, LLC, 0.21%(8)(10)	9,008	9,007,550

Total Short-Term Investments
(identified cost $11,251,746)		$11,251,746

Total Investments — 105.4%
(identified cost $148,625,988)		$151,857,054

Other Assets, Less Liabilities — (5.4)%		$(7,838,459)

Net Assets — 100.0%		$144,018,595

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AESOP - Avis Budget Rental Car Funding LLC

BACM - Bank of America Commercial Mortgage, Inc.

BSCMS - Bear Stearns Commercial Mortgage Securities, Inc.

CGCMT - Citigroup Commercial Mortgage Trust

CSFB - Credit Suisse First Boston Mortgage Securities Corp.

ESAT - Extended Stay America Trust

GECMC - General Electric Commercial Mortgage Corporation

HAROT - Honda Auto Receivables Owner Trust

HART - Hyundai Auto Receivables Trust

JPMCC - JPMorgan Chase Commercial Mortgage Securities Corp.

LB-UBS - LB-UBS Commercial Mortgage Trust

MLMT - Merrill Lynch Mortgage Trust

MSC - Morgan Stanley Capital I

MTN - Medium-Term Note

NCUA - National Credit Union Administration

PPTT - Preferred Pass-Through Trust 2006

RBSCF - Royal Bank of Scotland Commercial Funding

VNO - Vornado DP LLC Trust

WBCMT - Wachovia Bank Commercial Mortgage Trust

WFCMT - Wells Fargo Commercial Mortgage Trust

(1)	The maturity dates shown are the scheduled maturity date and final maturity date, respectively. The scheduled maturity date is earlier than the final maturity date due to the possibility of earlier repayment.

(2)	Security converts to floating rate after the indicated fixed-rate coupon period.

(3)	All or a portion of this security was on loan at December 31, 2010.

(4)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At December 31, 2010, the aggregate value of these securities is $6,085,371 or 4.2% of the Portfolio’s net assets.

(5)	Weighted average fixed-rate coupon that changes/updates monthly.

(6)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2010.

(7)	Non-income producing security.

(8)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2010.

(9)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended December 31, 2010 were $7,394 and $0, respectively.

(10)	The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at December 31, 2010. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

See notes to financial statements

Investment Grade Income Portfolio as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Unaffiliated investments, at value including $8,849,743 of securities on loan (identified cost, $137,374,242)	$140,605,308
Affiliated investments, at value (identified cost, $11,251,746)	11,251,746
Interest receivable	1,322,513
Interest receivable from affiliated investment	508
Securities lending income receivable	1,170
Receivable for open swap contracts	2,265

Total assets	$153,183,510

Liabilities

Collateral for securities loaned	$9,007,550
Payable for open swap contracts	22,336
Payable to affiliates:
Investment adviser fee	53,552
Trustees’ fees	1,368
Accrued expenses	80,109

Total liabilities	$9,164,915

Net Assets applicable to investors’ interest in Portfolio	$144,018,595

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$140,807,600
Net unrealized appreciation	3,210,995

Total	$144,018,595

Statement of Operations

For the Year Ended
December 31, 2010

Investment Income

Interest	$5,958,943
Dividends	212,020
Securities lending income, net	6,699
Interest allocated from affiliated investments	7,976
Expenses allocated from affiliated investments	(582)

Total investment income	$6,185,056

Expenses

Investment adviser fee	$626,215
Trustees’ fees and expenses	5,101
Custodian fee	84,497
Legal and accounting services	65,793
Miscellaneous	6,457

Total expenses	$788,063

Deduct —
Reduction of custodian fee	$4

Total expense reductions	$4

Net expenses	$788,059

Net investment income	$5,396,997

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$4,754,094
Investment transactions allocated from affiliated investments	807
Written options	(956)
Swap contracts	14,060

Net realized gain	$4,768,005

Change in unrealized appreciation (depreciation) —
Investments	$(65,464)
Swap contracts	20,476

Net change in unrealized appreciation (depreciation)	$(44,988)

Net realized and unrealized gain	$4,723,017

Net increase in net assets from operations	$10,120,014

See notes to financial statements

Investment Grade Income Portfolio as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2010	December 31, 2009

From operations —
Net investment income	$5,396,997	$5,833,720
Net realized gain from investment transactions, written options, financial futures contracts and swap contracts	4,768,005	350,844
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	(44,988)	1,228,535

Net increase in net assets from operations	$10,120,014	$7,413,099

Capital transactions —
Contributions	$48,925,462	$41,842,123
Withdrawals	(44,553,984)	(62,494,272)

Net increase (decrease) in net assets from capital transactions	$4,371,478	$(20,652,149)

Net increase (decrease) in net assets	$14,491,492	$(13,239,050)

Net Assets

At beginning of year	$129,527,103	$142,766,153

At end of year	$144,018,595	$129,527,103

See notes to financial statements

Investment Grade Income Portfolio as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2010	2009	2008	2007	2006

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.57%	0.57%	0.57%	0.73%	0.76%
Net investment income	3.87%	4.35%	4.82%	4.50%	4.12%
Portfolio Turnover	91%	94%	70%	130%	93%

Total Return	7.53%	5.99%	4.66%	5.56%	3.27%

Net assets, end of year (000’s omitted)	$144,019	$129,527	$142,766	$125,703	$108,501

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Investment Grade Income Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Investment Grade Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek current income and total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2010, Eaton Vance Balanced Fund and Eaton Vance Investment Grade Income Fund held an interest of 49.9% and 32.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by the counterparty, so determined using the same techniques as those employed by the pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models.

Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Eaton Vance Management (EVM). Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant

Investment Grade Income Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the

Investment Grade Income Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

K  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

L  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into an interest rate swap, at preset terms, with the seller on the expiration date of the contract. The Portfolio pays a premium to the writer, which is recorded as an investment and subsequently marked to market to reflect the current value of the swaption. Premiums paid for swaptions that expire are treated as realized losses. Premiums paid for swaptions that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying swap transaction to determine the realized gain or loss. The writer of the swaption bears the risk of unfavorable changes in the preset rate of the underlying interest rate swap. The Portfolio’s risk is limited to the premium paid.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio

Investment Grade Income Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

and BMR, the fee is computed at an annual rate of 0.45% of the Portfolio’s average daily net assets up to $1 billion and at a reduced rate on average daily net assets of $1 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. Prior to its liquidation in February 2010, the portion of the adviser fee payable to Cash Management Portfolio, an affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. The Portfolio currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2010, the Portfolio’s investment adviser fee totaled $626,376 of which $161 was allocated from Cash Management Portfolio and $626,215 was paid or accrued directly by the Portfolio. For the year ended December 31, 2010, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management Portfolio, was 0.45% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended December 31, 2010 were as follows:

Purchases

Investments (non-U.S. Government)	$82,650,916
U.S. Government and Agency Securities	48,767,968

$131,418,884

Sales

Investments (non-U.S. Government)	$34,205,896
U.S. Government and Agency Securities	88,719,674

$122,925,570

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$148,366,739

Gross unrealized appreciation	$6,804,531
Gross unrealized depreciation	(3,314,216)

Net unrealized appreciation	$3,490,315

5   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and credit default swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at December 31, 2010 is as follows:

Credit Default Swaps – Sell Protection

			Notional	Receive
			Amount**	Annual		Net
	Reference	Credit	(000’s	Fixed	Termination	Unrealized
Counterparty	Entity	Rating*	omitted)	Rate	Date	Depreciation

JPMorgan Chase Bank	HSBC Capital Funding LP (Preferred), 144A, 10.176% to 6/30/30, 12/31/49	A3/A-	$2,000	0.350%	6/20/11	$(8,492)

HSBC Bank, USA	Pulte Homes, Inc., 7.875%, 8/1/11	B1/BB-	1,000	0.880	6/20/12	(13,844)

						$(22,336)

Credit Default Swaps – Buy Protection

		Notional	Pay
		Amount	Annual		Net
	Reference	(000’s	Fixed	Termination	Unrealized
Counterparty	Entity	omitted)	Rate	Date	Appreciation

JPMorgan Chase Bank	HSBC Bank, PLC, 0.00%, 4/10/12	$2,000	0.095%	6/20/11	$2,265

$2,265

*	Credit ratings are those of Moody’s Investors Service, Inc. and Standard & Poor’s Corporation. The credit rating of the reference debt obligation (together with the unrealized appreciation or depreciation on the swap) are a representative measure of the current payment/performance risk of the credit default swap. A lower credit rating increases the probability of the occurrence of a credit event.

**	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if

Investment Grade Income Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

a credit event, as defined in the credit default swap agreement, were to occur. At December 31, 2010, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $3,000,000.

Written options activity for the year ended December 31, 2010 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of year	—	$—
Options written	25	(30,381)
Options terminated in closing purchase transactions	(25)	30,381

Outstanding, end of year	—	$—

At December 31, 2010, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio enters into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which the Portfolio may otherwise invest, or to enhance return.

Interest Rate Risk: The Portfolio holds fixed-rate bonds. The value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio enters into interest rate swaptions. The Portfolio also entered into options on U.S. Treasury futures contracts to enhance return.

The Portfolio enters into swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At December 31, 2010, the fair value of derivatives with credit-related contingent features in a net liability position was $20,071.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts and over-the-counter option contracts are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At December 31, 2010, the maximum amount of loss the Portfolio would incur due to counterparty risk was $1,900,235, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $1,781,420. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At December 31, 2010, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $2,300 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2010 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative(1)	Liability Derivative(2)

Credit	Credit Default Swaps	$2,265	$(22,336)
Interest Rate	Interest Rate Swaptions	1,897,970	—

Total		$1,900,235	$(22,336)

(1)	Statement of Assets and Liabilities location: Receivable for open swap contracts and Unaffiliated Investments, at value, respectively.

(2)	Statement of Assets and Liabilities location: Payable for open swap contracts.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended December 31, 2010 was as follows:

			Change in
			Unrealized
		Realized Gain	Appreciation
		(Loss) on	(Depreciation) on
		Derivatives	Derivatives
		Recognized in	Recognized in
Risk	Derivative	Income(1)	Income(2)

Credit	Credit Default Swaps	$14,060	$20,476
Interest Rate	Purchased Options (including Interest Rate Swaptions)	(183,675)	574,612
Interest Rate	Written Options	(956)	—

Total		$(170,571)	$595,088

(1)	Statement of Operations location: Net realized gain (loss) – Swap contracts, Investment transactions and Written options, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts and Investments, respectively.

Investment Grade Income Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

The average notional amounts of purchased options (including swaptions) and swap contracts outstanding during the year ended December 31, 2010, which are indicative of the volume of these derivative types, were approximately $16,077,000 and $5,000,000, respectively.

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2010.

7   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. The net loan rebate fee paid by the Portfolio amounted to $8,514 for the year ended December 31, 2010. At December 31, 2010, the value of the securities loaned and the value of the collateral received amounted to $8,849,743 and $9,007,550, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet its obligations due on loans.

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2010, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate Bonds	$—	$57,586,035	$—	$57,586,035
Agency Mortgage-Backed Securities	—	28,228,060	—	28,228,060
Commercial Mortgage-Backed Securities	—	19,826,719	—	19,826,719
Asset-Backed Securities	—	2,137,212	—	2,137,212
U.S. Treasury Obligations	—	26,019,253	—	26,019,253
Taxable Municipal Securities	—	412,969	—	412,969
Preferred Securities	127,100	4,369,990	—	4,497,090
Interest Rate Swaptions	—	1,897,970	—	1,897,970
Short-Term Investments	—	11,251,746	—	11,251,746

Total Investments	$127,100	$151,729,954	$—	$151,857,054

Credit Default Swaps	$—	$2,265	$—	$2,265

Total	$127,100	$151,732,219	$—	$151,859,319

Liability Description

Credit Default Swaps	$—	$(22,336)	$—	$(22,336)

Total	$—	$(22,336)	$—	$(22,336)

The Portfolio held no investments or other financial instruments as of December 31, 2009 whose fair value was determined using Level 3 inputs. At December 31, 2010, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

Investment Grade Income Portfolio as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Investment Grade Income Portfolio:
We have audited the accompanying statement of assets and liabilities of Investment Grade Income Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended December 31, 2006, was audited by other auditors. Those auditors expressed an unqualified opinion on the supplementary data in their report dated February 26, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Investment Grade Income Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2011

Eaton Vance Investment Grade Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Investment Grade Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Investment Grade Income Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Investment Grade Income Fund (the “Fund”) invests, with Boston Management and Research (“BMR” or the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments to be held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board noted the abilities and experience of such investment personnel in analyzing factors relevant to investing in investment grade bonds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Investment Grade Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Portfolio’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates payable by the Portfolio and the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level. The Board considered that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and relevant affiliates thereof are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Investment Grade Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Investment Grade Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corporation, “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “Armored Wolf” refers to Armored Wolf, LLC and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.	175	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	175	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	175	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	175	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	175	None

Eaton Vance Investment Grade Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	175	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	175	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	175	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust(3)	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 88 registered investment companies managed by EVM or BMR.

Michael A. Allison 1964	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

John Brynjolfsson 1964	Vice President of the Trust	Since 2010	Chief Investment Officer and Managing Director of Armored Wolf since 2008. Formerly, Managing Director at PIMCO (2003-2008). Officer of 17 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

J. Scott Craig 1963	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

James H. Evans 1959	Vice President of the Trust	Since 2010	Vice President of EVM and BMR since December 2008. Formerly, Senior Vice President and Senior Portfolio Manager, Tax-Exempt Fixed Income at M.D. Sass (1990-2008). Officer of 23 registered investment companies managed by EVM or BMR.

Gregory R. Greene 1966	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Eaton Vance Investment Grade Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Thomas H. Luster 1962	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2002 and President of the Portfolio since 2010	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Michael R. Mach 1947	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 28 registered investment companies managed by EVM or BMR.

Robert J. Milmore 1969	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 1968	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Walter A. Row, III 1957	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 60 registered investment companies managed by EVM or BMR.

Bernard Scozzafava 1961	Vice President of the Portfolio	Since 2010	Vice President of EVM and BMR. Mr. Scozzafava has been a fixed-income analyst at EVM since March 2006. Formerly, Portfolio Manager and Credit Analyst with MFS Investment Management (1989-2004). Officer of 1 registered investment company managed by EVM or BMR.

Ronald Solberg, Ph.D. 1953	Vice President of the Trust	Since 2010	Managing Director of Armored Wolf since 2008. Formerly, Portfolio Manager at Viking Asset Management (2001-2008). Officer of 17 registered investment companies managed by EVM or BMR.

Stewart D. Taylor 1954	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 1961	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(3)	Prior to 2011, Mr. Richardson served as Vice President of the Trust since 2006.

The SAI for the Fund and the Portfolio includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Investment Adviser of Investment Grade Income Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Investment Grade Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Investment Grade Income Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2978-2/11	IGISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Chief Financial Officer of Aveon Group, L.P. (an investment management firm). Previously, he served as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a)-(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2009 and December 31, 2010 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	12/31/09	12/31/10

Audit Fees	$35,990	$35,990

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$17,000	$17,000

All Other Fees(3)	$2,500	$900

Total	$55,490	$53,890

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended December 31, 2009 and December 31, 2010; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	12/31/09	12/31/10

Registrant	$19,500	$17,900

Eaton Vance(1)	$288,295	$250,973

(1) The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.

Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Investment Grade Income Portfolio

By:	/s/ Thomas H. Luster
Thomas H. Luster
President

Date:	February 14, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 14, 2011

By:	/s/ Thomas H. Luster
Thomas H. Luster
President

Date:	February 14, 2011